Exhibit 10.1

FIRST LOAN MODIFICATION AGREEMENT

This First Loan Modification Agreement (this “Loan Modification Agreement”) is entered into as of March 7, 2011, by and between (i) SILICON VALLEY BANK, a California corporation with a loan production office located at 275 Grove Street, Suite 2-200, Newton, Massachusetts 02466 (“Bank”), and (ii) LUNA INNOVATIONS INCORPORATED, a Delaware corporation and LUNA TECHNOLOGIES, INC., a Delaware corporation, each with offices located at 1 Riverside Circle, Suite 400, Roanoke, Virginia 24016 (individually and collectively, jointly and severally, the “Borrower”).

1. DESCRIPTION OF EXISTING INDEBTEDNESS AND OBLIGATIONS. Among other indebtedness and obligations which may be owing by Borrower to Bank, Borrower is indebted to Bank pursuant to a loan arrangement dated as of February 18, 2010, evidenced by, among other documents, a certain Loan and Security Agreement dated as of February 18, 2010, between Borrower and Bank (as amended, the “Loan Agreement”). Capitalized terms used but not otherwise defined herein shall have the same meaning as in the Loan Agreement.

2. DESCRIPTION OF COLLATERAL. Repayment of the Obligations is secured by the Collateral as described in the Loan Agreement and in certain Intellectual Property Security Agreements executed by each Borrower in favor of Bank (collectively, the “IP Agreements”, and together with any other collateral security granted to Bank, the “Security Documents”).

Hereinafter, the Security Documents, together with all other documents evidencing or securing the Obligations shall be referred to as the “Existing Loan Documents”.

3. DESCRIPTION OF CHANGE IN TERMS.

A.	Modifications to Loan Agreement.

1	The Loan Agreement shall be amended by deleting the following text appearing in Section 6.9(b) thereof:

“(b) Adjusted EBITDA. Maintain, measured as of the end of each fiscal quarter during the following periods on a trailing three month basis, Adjusted EBITDA of at least the following:

Trailing Three Month Period Ended	Minimum Adjusted EBITDA

December 31, 2009	($1,000,000)

March 31, 2010	($250,000)

June 30, 2010	$1.00

September 30, 2010	$250,000

December 31, 2010, and each fiscal quarter ending thereafter	$500,000 ”

and inserting in lieu thereof the following:

“(b) Adjusted EBITDA. Maintain, measured as of the end of each fiscal quarter during the following periods on a trailing three month basis, Adjusted EBITDA of at least the following:

Trailing Three Month Period Ended	Minimum Adjusted EBITDA

December 31, 2009	($1,000,000)

March 31, 2010	($250,000)

June 30, 2010	$1.00

September 30, 2010	$250,000

December 31, 2010	$500,000

March 31, 2011	($300,000 )”

2	The Loan Agreement shall be amended by deleting the following text from Section 10 thereof:

“If to Bank:	Silicon Valley Bank One Newton Executive Park, Suite 200 2221 Washington Street Newton, Massachusetts 02462 Attn: Mr. Ryan Ravenscroft Fax: (617) 527-0177 Email: rravenscroft@svb.com”

and inserting in lieu thereof the following:

“If to Bank:	Silicon Valley Bank 275 Grove Street, Suite 2-200 Newton, Massachusetts 02466 Attn: Mr. Christopher Leary Fax: (617) 527-0177 Email: cleary@svb.com”

3	The Loan Agreement shall be amended by inserting the following definition in its appropriate alphabetical order, in Section 13.1 thereof:

““Eligible Governmental Accounts” are, so long as Borrower’s unrestricted cash at Bank minus all outstanding Obligations of Borrower owed to Bank is equal to or greater than $2,500,000 (the “Eligible Governmental Accounts Threshold”), Accounts that are otherwise Eligible Accounts which are owing from an Account Debtor which is a United States government entity or any department, agency or instrumentality thereof, for which Bank determines, in its sole discretion, that Borrower and the Account Debtors of such Eligible Governmental Accounts are using best efforts to obtain an assignment under the Federal Assignment of Claims Act of 1940 in favor of Bank. For the avoidance of doubt, at any time the Borrower fails to maintain the Eligible Governmental Accounts Threshold, no Accounts will be considered “Eligible Governmental Accounts” until such time as Bank determines, in its sole discretion, that Borrower has achieved the Eligible Governmental Accounts Threshold. Any Overadvance created by Borrower failing to maintain the Eligible Governmental Accounts Threshold shall immediately be repaid in accordance with Section 2.2.”

4	The Loan Agreement shall be amended by deleting the following clause (j) from the definition of “Eligible Accounts” in Section 13.1 thereof:

“(j) Accounts owing from the United States or any department, agency, or instrumentality thereof except for Accounts of the United States if Borrower has assigned its payment rights to Bank and the assignment has been acknowledged under the Federal Assignment of Claims Act of 1940, as amended;”

and inserting in lieu thereof the following:

“(j) Accounts owing from the United States or any department, agency, or instrumentality thereof except for Accounts of the United States if Borrower has assigned its payment rights to Bank and the assignment has been acknowledged under the Federal Assignment of Claims Act of 1940, as amended, except for Eligible Governmental Accounts;”

5	The Loan Agreement shall be amended by deleting the following definitions appearing in Section 13.1 thereof:

““Borrowing Base” is (a) eighty percent (80%) of Eligible Accounts, as determined by Bank from Borrower’s most recent Borrowing Base Certificate; provided, however, that Bank may decrease the foregoing percentage in its good faith business judgment based on events, conditions, contingencies, or risks which, as determined by Bank, may adversely affect the Collateral.”

“Eligible Foreign Accounts” are Accounts for which the Account Debtor does not have its principal place of business in the United States but are otherwise Eligible Accounts that Bank pre-approves in writing, on a case-by-case basis.

“Revolving Line Maturity Date” is February 17, 2011.”

and inserting in lieu thereof the following:

““Borrowing Base” is (a) eighty percent (80%) of Eligible Accounts plus (b) the lesser of (i) eighty percent (80%) of Eligible Governmental Accounts or (ii) Two Million Five Hundred Thousand Dollars ($2,500,000), in each case as determined by Bank from Borrower’s most recent Borrowing Base Certificate; provided, however, that Bank may decrease the foregoing percentage in its good faith business judgment based on events, conditions, contingencies, or risks which, as determined by Bank, may adversely affect the Collateral.”

“Eligible Foreign Accounts” are Accounts for which the Account Debtor does not have its principal place of business in the United States but are otherwise Eligible Accounts that (i) are until such time as Bank determines otherwise, in its sole discretion, Accounts which are billed and collected in the United States, the Account Debtor for which is Alfa Photonics, Aragon Photonics, Bombardier and/or Polytec GmbH; or (ii) Bank pre-approves in writing, on a case-by-case basis.

“Revolving Line Maturity Date” is May 18, 2011.”

6	The Compliance Certificate appearing as Exhibit B to the Loan Agreement is hereby replaced with the Compliance Certificate attached as Exhibit A hereto.

4. FEES. Borrower shall pay to Bank a modification fee equal to Nine Thousand Three Hundred Seventy Five Dollars ($9,375.00), which fee shall be due on the date hereof and shall be deemed fully earned as of the date hereof. Borrower shall also reimburse Bank for all legal fees and expenses incurred in connection with this amendment to the Existing Loan Documents.

5. RATIFICATION OF IP AGREEMENTS. Borrower hereby ratifies, confirms and reaffirms, all and singular, the terms and conditions of the IP Agreements, and acknowledges, confirms and agrees that said IP Agreements, as modified by certain disclosures made by Borrower to Bank through and including the date hereof, contain an accurate and complete listing of all Intellectual Property Collateral as defined in each respective IP Agreement, and each remains in full force and effect. Notwithstanding the terms and conditions of any of the IP Agreements, Borrower shall not register any Copyrights or Mask Works in the United States Copyright Office unless it: (i) has given at least fifteen (15) days’ prior written notice to Bank of its intent to register such Copyrights or Mask Works and has provided Bank with a copy of the application it intends to file with the United States Copyright Office (excluding exhibits thereto); (ii) executes a security agreement or such other documents as Bank may reasonably request in order to maintain the perfection and priority of Bank’s security interest in the Copyrights proposed to be registered with the United States Copyright Office; and (iii) records such security documents with the United States Copyright Office contemporaneously with filing the Copyright application(s) with the United States Copyright Office. Borrower shall promptly provide to Bank a copy of the Copyright application(s) filed with the United States Copyright Office, together with evidence of the recording of the security documents necessary for Bank to maintain the perfection and priority of its security interest in such Copyrights or Mask Works. Borrower shall provide written notice to Bank of any application filed by Borrower in the United States Patent Trademark Office for a patent or to register a trademark or service mark within thirty (30) days of any such filing.

6. RATIFICATION OF PERFECTION CERTIFICATE. Borrower hereby ratifies, confirms and reaffirms, all and singular, the terms and disclosures contained in certain Perfection Certificates, each dated as of February 18, 2010, each as modified by written disclosures made by Borrower to Bank through and including the date hereof, and acknowledges, confirms and agrees the disclosures and information above Borrower provided to Bank in each such Perfection Certificate, as modified through the date hereof, remains true and correct in all material respects as of the date hereof.

7. AUTHORIZATION TO FILE. Borrower hereby authorizes Bank to file UCC financing statements without notice to Borrower, with all appropriate jurisdictions, as Bank deems appropriate, in order to further perfect or protect Bank’s interest in the Collateral, including a notice that any disposition of the Collateral, by either the Borrower or any other Person, shall be deemed to violate the rights of the Bank under the Code.

8. CONSISTENT CHANGES. The Existing Loan Documents are hereby amended wherever necessary to reflect the changes described above.

9. RATIFICATION OF LOAN DOCUMENTS. Borrower hereby ratifies, confirms, and reaffirms all terms and conditions of the Loan Agreement (as modified by this Loan Modification Agreement), and all security or other collateral granted to the Bank, and confirms that the indebtedness secured thereby includes, without limitation, the Obligations.

10. NO DEFENSES OF BORROWER. Borrower hereby acknowledges and agrees that Borrower has no offsets, defenses, claims, or counterclaims against Bank with respect to the Obligations, or otherwise, and that if Borrower now has, or ever did have, any offsets, defenses, claims, or counterclaims against Bank, whether known or unknown, at law or in equity, all of them are hereby expressly WAIVED and Borrower hereby RELEASES Bank from any liability thereunder.

11. CONTINUING VALIDITY. Borrower understands and agrees that in modifying the existing Obligations, Bank is relying upon Borrower’s representations, warranties, and agreements, as set forth in the Existing Loan Documents. Except as expressly modified pursuant to this Loan Modification Agreement, the terms of the Existing Loan Documents remain unchanged and in full force and effect. Bank’s agreement to modifications to the existing

Obligations pursuant to this Loan Modification Agreement in no way shall obligate Bank to make any future modifications to the Obligations. Nothing in this Loan Modification Agreement shall constitute a satisfaction of the Obligations. It is the intention of Bank and Borrower to retain as liable parties all makers of Existing Loan Documents, unless the party is expressly released by Bank in writing. No maker will be released by virtue of this Loan Modification Agreement.

12. JURISDICTION/VENUE. Section 11 of the Loan Agreement is hereby incorporated by reference in its entirety.

13. COUNTERSIGNATURE. This Loan Modification Agreement shall become effective only when it shall have been executed by Borrower and Bank.

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IN WITNESS WHEREOF, the parties hereto have caused this Loan Modification Agreement to be executed as a sealed instrument under the laws of the Commonwealth of Massachusetts as of the date first above written.

BORROWER:

LUNA INNOVATIONS INCORPORATED

By:	/s/ Dale E. Messick
Name:	Dale E. Messick
Title:	Interim President and COO

LUNA TECHNOLOGIES, INC.

By:	/s/ Scott A. Graeff
Name:	Scott A. Graeff
Title:	President

BANK:

SILICON VALLEY BANK

By:	/s/ Christopher Leary
Name:	Christopher Leary
Title:	Vice President

Exhibit A to First Loan Modification Agreement

EXHIBIT B

COMPLIANCE CERTIFICATE

TO:	SILICON VALLEY BANK	Date:
FROM:	LUNA INNOVATIONS INCORPORATED
LUNA TECHNOLOGIES, INC.

The undersigned authorized officer of Luna Innovations Incorporated, a Delaware corporation, and Luna Technologies, Inc., a Delaware corporation (individually and collectively, jointly and severally, the “Borrower”) certifies that under the terms and conditions of the Loan and Security Agreement between Borrower and Bank (the “Agreement”), (1) Borrower is in complete compliance for the period ending                              with all required covenants except as noted below, (2) there are no Events of Default, (3) all representations and warranties in the Agreement are true and correct in all material respects on this date except as noted below; provided, however, that such materiality qualifier shall not be applicable to any representations and warranties that already are qualified or modified by materiality in the text thereof; and provided, further that those representations and warranties expressly referring to a specific date shall be true, accurate and complete in all material respects as of such date, (4) Borrower, and each of its Subsidiaries, has timely filed all required tax returns and reports, and Borrower has timely paid all foreign, federal, state and local taxes, assessments, deposits and contributions owed by Borrower except as otherwise permitted pursuant to the terms of Section 5.9 of the Agreement, and (5) no Liens have been levied or claims made against Borrower or any of its Subsidiaries, if any, relating to unpaid employee payroll or benefits of which Borrower has not previously provided written notification to Bank. Attached are the required documents supporting the certification. The undersigned certifies that these are prepared in accordance with GAAP consistently applied from one period to the next except as explained in an accompanying letter or footnotes. The undersigned acknowledges that no borrowings may be requested at any time or date of determination that Borrower is not in compliance with any of the terms of the Agreement, and that compliance is determined not just at the date this certificate is delivered. Capitalized terms used but not otherwise defined herein shall have the meanings given them in the Agreement.

Please indicate compliance status by circling Yes/No under “Complies” column.

Reporting Covenant	Required	Complies

Monthly financial statements with Compliance Certificate	Monthly within 30 days	Yes No

Annual financial statement (CPA Audited) + CC	FYE within 120 days	Yes No

10-Q, 10-K and 8-K	Within 5 days after filing with SEC	Yes No

A/R & A/P Agings, Deferred Revenue/billings in excess of cost report	Monthly within 15 days	Yes No

Transaction Reports	Bi-weekly (monthly with 30 days during a Streamline Period) and with each request for an advance	Yes No

Projections	As amended and within 30 days following approval by Borrower’s board	Yes No

The following Intellectual Property was registered after the Effective Date (if no registrations, state “None”)

Financial Covenant	Required	Actual		Complies

Maintain as indicated:
Minimum Adjusted Quick Ratio	1.25:1.00		:1.0	Yes No
Minimum Adjusted EBITDA	*	$		Yes No

*	See Section 6.9(b) of the Loan and Security Agreement

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The following financial covenant analyses and information set forth in Schedule 1 attached hereto are true and accurate as of the date of this Certificate.

The following are the exceptions with respect to the certification above: (If no exceptions exist, state “No exceptions to note.”)

LUNA INNOVATIONS INCORPORATED	BANK USE ONLY
LUNA TECHNOLOGIES, INC.

Received by:
AUTHORIZED SIGNER

By:	Date:
Name:
Title:	Verified:
AUTHORIZED SIGNER

Date:

Compliance Status: Yes No

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Schedule 1 to Compliance Certificate

Financial Covenants of Borrower

Dated:

I.	Adjusted Quick Ratio (Section 6.9(a))
Required:	1.25:1.00

Actual:

A.	Aggregate value of Borrower’s unrestricted cash at Bank and Borrower’s Cash Equivalents at Bank	$

B.	Aggregate value of the net billed accounts receivable of Borrower and its Subsidiaries	$

C.	Quick Assets (the sum of line A plus line B)	$

D.	Current Liabilities of Borrower and its Subsidiaries	$

E.	Current portion of Deferred Revenue	$

F.	Adjusted Current Liabilities (line D minus line E)	$

G.	Adjusted Quick Ratio (line D divided by line F)		_______

Is line G equal to or greater than 1.25:1:00?

No, not in compliance	Yes, in compliance

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II.	Adjusted EBITDA (Section 6.9(b))

Required: Maintain, measured as of the end of each fiscal quarter during the following periods on a trailing three month basis, Adjusted EBITDA of at least the following:

Trailing Three Month Period Ended	Minimum Adjusted EBITDA

December 31, 2009	($1,000,000)

March 31, 2010	($250,000)

June 30, 2010	$1.00

September 30, 2010	$250,000

December 31, 2010	$500,000

March 31, 2011	($300,000)

Actual: All amounts calculated on a trailing three month basis:

A.	Net Income	$

B.	To the extent included in the determination of Net Income

	1. The provision for income taxes	$

	2. Depreciation expense	$

	3. Amortization expense	$

	4. Net Interest Expense	$

	5. Non-cash stock compensation expense	$

	6. The one-time reversal of the Litigation Accrual (as applicable)	$

	7. The sum of lines 1 through 5 minus line 6	$

C.	Adjusted EBITDA (line A plus line B.7)		_______

Is line C equal to or greater than $ [                            ]?

No, not in compliance	Yes, in compliance

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